UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:  (Date of earliest event reported):  January 7, 2009

INX Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-31949	76-0515249
(State of Incorporation)	Commission file number	(I.R.S. Employer Identification No.)

6401 Southwest Freeway
Houston, Texas 77074
(Address of Registrant’s principal executive offices)

(713) 795-2000
(Registrant’s telephone number, including area code)

(Not Applicable)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On January 7, 2009, INX Inc.’s Chairman and Chief Executive Officer, James Long, is scheduled to present at the Needham & Company 11th Annual Growth Conference (“Conference”) at 4:00 p.m. Eastern Standard Time.  The Conference is being held January 6th-8th at the New York Palace Hotel, located at 855 Madison Ave, New York, NY. The PowerPoint slide presentation with the material content of Mr. Long’s presentation will be available on INX’s website at www.inxi.com/webcasts.   Attached as Exhibit 99.1 are the PowerPoint slides that will be presented at the Conference.  Pursuant to Regulation FD, INX Inc. hereby furnishes the presentation materials as Exhibit 99.1 to this report.

Note:  The information in this report (including Exhibit 99.1) is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits

Exhibit Number	Description

99.1	PowerPoint Presentation.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 7, 2009	INX Inc.

	By:	/s/ Brian Fontana
Brian Fontana
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	PowerPoint Presentation